UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2004

SI TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-12370	95-3381440
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

14192 Franklin Avenue, Tustin, CA	92780
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 505-6483

ITEM 5.	Other Events and Required FD Disclosure

See attached press release dated January 29, 2004, regarding resignation of chief executive officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SI TECHNOLOGIES, INC.

Date: January 29, 2004	By:	/s/ DAVID M. GERNAK

David M. Gernak
Corporate Controller